INCOME TAXES (Details 3) - USD ($)	Dec. 31, 2014	Mar. 31, 2014	Dec. 31, 2013
Deferred tax assets:
Net operating losses	$ 37,115		$ 27,513
Total deferred tax assets	37,115		27,513
Valuation allowance	(37,115)	$ (37,115)	0
Deferred tax asset, net of valuation allowance	0		27,513
Deferred tax liabilities
Property, plant and equipment, principally due to differences in depreciation	(66,555)		(31,060)
Deferred tax liability	$ (66,555)		$ (31,060)